UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 19, 2005
                                                       (December 14, 2005)


                              RITE AID CORPORATION
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             (Exact name of registrant as specified in its charter)


   Delaware                            1-5742                    23-1614034
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(State or Other Jurisdiction       (Commission               (IRS Employer
  of Incorporation)                File Number)             Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                           17011
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code    (717) 761-2633
                                                     ------------------------


                                      None
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
           FISCAL YEAR.


On December 14, 2005, our Board of Directors unanimously approved an amendment and restatement of our By-laws effective as of December 14, 2005. Article II was amended to include two new sections.

The first new section requires that for business to be properly brought by a stockholder before an annual meeting of stockholders, the stockholder must give timely notice thereof in writing to our corporate secretary and such notice must be in proper form. To be timely, a stockholder's notice must be delivered to or mailed to and received by the secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary of the last annual meeting; provided, however, that in the event that the date of the annual meeting is not within 30 days before or after such anniversary date, notice by the stockholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever occurs first.

To be in proper form, the stockholder's notice must set forth as to each matter the stockholder wishes to bring before the annual meeting: (i) a brief description of the business the stockholder wants to bring before the annual meeting and the reasons for conducting such business at the annual meeting,
(ii) the name and record address of the stockholder, (iii) the class or series and number of shares of capital stock of Rite Aid Corporation which are owned beneficially or of record by the stockholder, (iv) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of business by the stockholder and any material interest of the stockholder in the business, and (v) a representation that the stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The second new section provides that for a stockholder that is entitled to vote in the election of directors to properly nominate a director at a meeting of stockholders, the stockholder must have given timely notice thereof in writing to our corporate secretary, such notice must be in proper form and the notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices:

     o In the case of an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the anniversary of the last annual meeting; provided, however, that in the event that the date of the annual meeting is not within 30 days before or after such anniversary date, notice by the stockholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever occurs first; and

     o With respect to a special meeting of stockholders, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever occurs first.

To be in proper form, the stockholder's notice must set forth:

     o As to each person whom the stockholder proposes to nominate for election as a director: (i) the name, age, business address and residence of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of Rite Aid Corporation which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
          Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and

     o With respect to the stockholder giving the notice: (i) the name and record address of the stockholder, (ii) the class or series and number of shares of capital stock of Rite Aid Corporation which are owned beneficially or of record by the stockholder, (iii) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other persons or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (iv) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in the notice, and (v) any other information relating to the stockholder that would be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
          Section 14 of the Exchange Act and the rules and regulations promulagated thereunder.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

3(ii) Amended and Restated By-laws of Rite Aid Corporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RITE AID CORPORATION


Dated: December 19, 2005               By: /s/ Robert B. Sari
                                           --------------------------
                                       Name:  Robert B. Sari
                                       Title: Executive Vice President,
                                              General Counsel and Secretary

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                                 EXHIBIT INDEX

Exhibit No.     Description
3(ii)           Amended and Restated By-laws of Rite Aid Corporation